UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): September 7, 2005


                               SERVOTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       1-07109                        16-0837866
        --------                       -------                        ----------
   (State or Other            (Commission File Number)             (IRS Employer
 Jurisdiction of Incorporation)                              Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 7, 2005, the Audit Committee of the Board of Directors of Servotronics, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. The audit reports of PWC on the Company's consolidated financial statements as of and for the two fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through September 7, 2005, there were no disagreements between the Company and PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Company's two most recent fiscal years or through September 7, 2005. For additional information, please see the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2005.

On September 7, 2005, the Audit Committee engaged Freed Maxick & Battaglia, CPAs, P.C. ("Freed Maxick"), effective September 8, 2005, to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. During the Company's two most recent fiscal years, and subsequently through the effective date of the engagement of Freed Maxick, neither the Company nor any person acting on behalf of the Company consulted with Freed Maxick with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Item 304 (a)(1)(iv) of Regulation S-B.

Since August 16, 2005, RSM McGladrey, Inc., a business services company, has been retained by the Audit Committee of the Company's Board of Directors to investigate and report to the Audit Committee with respect to certain unauthorized practices by a senior financial officer of the Company with respect to the Company's payroll accounts. A substantial number of the partners and other professional accounting personnel of Freed Maxick are also employees of RSM McGladrey, Inc.

The Company requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. Upon receipt of the letter from PWC, the Company will file an amendment to this Form 8-K and include a copy of PWC's letter as an exhibit.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 9, 2005

                                    SERVOTRONICS, INC.

                                    By: /s/Cari L. Jaroslawsky
                                    ------------------------------------------
                                           Cari L. Jaroslawsky
                                           Interim Chief Financial Officer